UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CVD EQUIPMENT CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 15, 2021

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of CVD Equipment Corporation (the “Company”) will be held at 10:00 A.M., Eastern Standard Time on July 15, 2021. As part of our effort to maintain a safe and healthy environment at our annual meeting due to concerns about the novel coronavirus disease (“COVID-19”), we have decided that this year’s Annual Meeting will be a completely virtual meeting conducted via live webcast. You will not be able to attend the Annual Meeting in person. You or your proxyholder will be able to participate and vote at the Annual Meeting by visiting https://www.cstproxy.com/cvdequipment/2021 and using your control number assigned by Continental Stock Transfer. To register and receive access to the virtual Annual Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed proxy statement.

At the Annual Meeting, you will be asked to vote on:

1.	The election of five (5) directors to the Board of Directors of the Company to serve until the 2022 Annual Meeting of Shareholders;

2.	The ratification of MARCUM, LLP, Certified Public Accountants (“MARCUM”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

3.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The requirement under New York corporate law to hold an in-person meeting has temporarily been suspended by an act of the New York State Legislature and an executive order by the Governor of the State of New York. In the unlikely event such suspension is not extended to the date of the Annual Meeting, we may provide a venue for an in-person Annual Meeting, in addition to virtual participation. In that case, we would notify our shareholders in advance on our website and by issuing a press release and filing it as additional proxy materials with the Securities and Exchange Commission.

The Board of Directors has fixed the close of business on May 17, 2021 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed WHITE proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares virtually using the online meeting website.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 15, 2021:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2020 IS AVAILABLE AT www.cvdequipment.com (CLICK ON THE PROXY STATEMENT LINK) OR  www.cvdproxy.com

By Order of the Board of Directors,

/s/ Emmanuel Lakios
Emmanuel Lakios
President and Chief Executive Officer

Dated: June 7, 2021

Central Islip, New York

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

PROXY STATEMENT

2021 ANNUAL MEETING OF SHAREHOLDERS

July 15, 2021

INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via live webcast at 10:00 A.M., Eastern Standard Time, on July 15, 2021, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about June 7, 2021 to all shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, (for example, as an officer of a corporation, guardian, executor, trustee or custodian) you should indicate your name, title or capacity.

Registration and Access to the Virtual-Only Annual Meeting

There will be no in-person Annual Meeting in 2021. The Annual Meeting will be held virtually over the Internet by means of a live audio webcast. Only shareholders who own common stock as of the close of business on May 17, 2021 will be entitled to attend the virtual Annual Meeting. Any shareholder wishing to attend the virtual Annual Meeting should register for the meeting by July 12, 2021. To register for the virtual Annual Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

Registered Shareholders

If your shares are registered in your name with the Company’s transfer agent and you wish to attend the online-only virtual Annual Meeting, go to https://www.cstproxy.com/cvdequipment/2021, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial Shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record)

Beneficial shareholders who wish to attend the online-only virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. Beneficial shareholders should contact Continental at least five (5) business days prior to the Annual Meeting date.

Shareholders participating in the virtual Annual Meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to:

●	Vote using the online meeting website; and
●	Submit questions or comments to the Company’s officers during the meeting via the virtual meeting webcast.

Shareholders may submit questions or comments during the virtual Annual Meeting through the virtual meeting portal by typing in the “Submit a question” box.

Methods of Voting

You may vote by signing, dating and returning the enclosed proxy card, or by voting using the online meeting website at the Annual Meeting by following the applicable instructions set forth above. If you send in a proxy card, and also attend the Annual Meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the Annual Meeting that you wish to vote in person.

Revoking a Proxy

You may revoke your proxy by:

■	Signing and returning another proxy card at a later date;

■	Sending written notice of revocation to the attention of the Secretary to:

CVD Equipment Corporation
355 South Technology Drive
Central Islip, NY 11722; or

■	Informing the Secretary and voting virtually at the Annual Meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The proxies solicited hereby are being solicited by the Board of Directors of the Company. The Company will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Laurel Hill Group, 2 Robbins Lane, Jericho, NY 11753, to aid in the solicitation. For these and related advisory services, we will pay Laurel Hill a fee of $10,000 and reimburse them for certain out-of-pocket disbursements and expenses.

Directors, officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Emmanuel Lakios, the Company’s President and Chief Executive Officer, and Thomas McNeill, the Company’s Chief Financial Officer, Executive Vice President and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. The proxy holders will vote shares according to the shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of each of the director nominees listed on the card; (2) “FOR” ratifying the appointment of MARCUM as the Company’s independent public accountants for the year ending December 31, 2021; and (3) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for accountholders (who are the beneficial owners of the shares), a broker non-vote occurs when a Shareholder who holds his or her shares through a broker and the broker does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes. It is important that you instruct your broker how to vote shares held by you in street name using the voting instruction form provided by your broker. At the Annual Meeting, only the ratification of the appointment of MARCUM as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (Proposal No. 2) is considered “routine” under the applicable rules. Accordingly, brokers and nominees will not have discretionary authority to vote on the election of directors to our Board (Proposal No. 1).

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes “FOR” or “AGAINST” a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the five (5) nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2021 require the affirmative vote of the holders of a majority of votes cast at the Annual Meeting by holders of shares entitled to vote thereon (A majority of votes cast means that the number of votes cast “for” a proposal must exceed the number of votes cast “against” that proposal).

Abstentions and broker non-votes are counted to determine whether a quorum is present at the Annual Meeting but are not counted as a vote in favor of or against a particular matter.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of May 17, 2021 are entitled to vote at the Annual Meeting.

As of the close of business on May 17, 2021, there were 6,684,281 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the Shareholders at the Annual Meeting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to Shareholders may have been sent to multiple Shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 355 South Technology Drive, Central Islip, NY 11722; telephone: (631) 981-7081. In addition, copies of both documents may be obtained from our website www.cvdequipment.com (click on the proxy statement link) or at www.cvdproxy.com). If you want to receive separate copies of the proxy statement or the annual report to Shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The number of directors is currently fixed at six, with there being one vacancy as a result of the resignation of Mr. Martin J. Teitelbaum on May 7, 2021. At the time of the Annual Meeting, the Board of Directors consists of five directors, which include Lawrence J. Waldman, Conrad J. Gunther, Raymond A. Nielsen, Robert M. Brill, and Leonard A. Rosenbaum. Based on a review of the size of the Board, as well as the Company's focus on streamlining operating expenses, the Nominating, Governance, and Compliance Committee has determined that the current Board size is adequate, of which four would be independent. Upon the unanimous recommendation of the Nominating, Governance, and Compliance Committee, the Board has nominated Lawrence J. Waldman, Conrad J. Gunther, Raymond A. Nielsen, and Robert M. Brill to stand for re-election, and Emmanuel Lakios, our Chief Executive Officer and President, for election to the Board at the Annual Meeting to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. Leonard A. Rosenbaum was not nominated for re-election to the Board. The accompanying proxy card will be voted in favor of the persons named above to serve as directors, unless the Shareholder indicates to the contrary on the proxy card. Each of the nominees, other than Emmanuel Lakios, is currently one of the Company’s directors. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and Bylaws, the number of directors shall not be less than five (5) nor more than eleven (11), as fixed from time to time by the Board of Directors.   Our Board of Directors is currently fixed at six (6), and currently consists of five (5) directors, four (4) of which have been determined to be “independent” as defined by the applicable rules of the NASDAQ Capital Market. These “independent” directors are Messrs. Waldman, Gunther, Nielsen and Brill. Consistent with the requirements of the NASDAQ Capital Market, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”. The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as may be required from time to time.

Directors are elected at the Annual Meeting and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held twenty-three (23) meetings during the 2020 fiscal year. All of the directors, at that time, attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. We encourage all members of the Board of Directors to attend the Annual Meetings; however, there is no formal policy as to their attendance. At last year’s Annual Meeting of Shareholders, all of the members of the Board of Directors attended the meeting.

Director Service On Other Boards

Lawrence J. Waldman has served as a director of Apyx Medical Corporation, formerly Bovie Medical Corporation, since 2011 and is currently the Chair of the Audit Committee and Lead Independent Director of its Board of Directors. Mr. Waldman also serves as a member of the Board of Directors of Comtech Telecommunications Corp. since August of 2014, and has served as the Chairman of the Audit Committee since December 2015. Mr. Waldman is also the Chair of the Supervisory Committee of Bethpage Federal Credit Union.

Raymond A. Nielsen has been a member of the Board of Directors of Dime Community Bank since its merger on February 1, 2021 with Bridge Bancorp Inc. In addition, he is Chairman of the Credit Risk Committee and a member of the Audit and Compliance Committees. Prior to the merger, he was a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its parent holding company since 2013, and served on the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee as well as on the ALCO and Loan Committees and the Compliance BSA & CRA Committee.

Legal Proceedings Involving Directors

There were no legal proceedings required to be disclosed hereunder involving the nominees to the Board of Directors in the past ten years.

Board Leadership and Lead Independent Director

In January 2021, the Board appointed Lawrence J. Waldman to serve as the Chairman, which separated the positions of Chairman and CEO. Mr. Waldman also continues to serve as the Lead Independent Director. The Lead Independent Director is appointed by the Board and is responsible for coordinating the activities of the independent directors and the Chief Executive Officer of the Company to set agendas for Board meetings and chair executive sessions of the independent directors. The Lead Independent Director is also responsible for meeting, from time to time, with our Compensation Committee to discuss the Chief Executive Officer’s performance.

Our Corporate Governance practices contain several features which we believe will ensure that the Board maintains effective and independent oversight of management, including the following:

●

Executive sessions without management and non-independent directors present are a standing Board agenda item. Executive sessions of the independent directors are held at any time requested by an independent director and, in any event, are held in connection with at least 100% of regularly schedule Board meetings.

●	The Board regularly meets in executive session with the CEO without other members of management present.

●	All Board committee members are independent directors. The committee chairs have authority to hold executive sessions with management and non-independent directors present.

While our Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, we believe that the creation of the position of Lead Independent Director properly facilitates better communication between the Independent Directors on the one hand and the non-Independent Directors and members of management on the other hand and leads to improved oversight and discussions by the Board as a whole. In addition, Lawrence J. Waldman was also appointed to serve as our Chairman in January 2021. The Chief Executive Officer of the Company, Emmanuel Lakios, is tasked with the responsibility or implementing our corporate strategy, we believe he is best suited for leading discussions with input from the Lead Independent Director, at the Board level, regarding performance relative to our corporate strategy and this discussion accounts for a significant portion of the time devoted at the Board meetings.

Risk Management Oversight

Our management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s responsibility is to monitor our risk management processes concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks we face.

While the Board periodically reviews and discusses the overall risks we face, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management’s processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Nominating, Governance and Compliance Committee of the Board oversees the process, qualifications or director candidates, and risks associated with the nomination of members of the Board and committees thereof and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTOR NOMINEES

The following table sets forth the names, ages and positions within the Company of each of our director nominees and executive officers.

Name	Age	Position(s) with the Company
Emmanuel Lakios	59	Chief Executive Officer, President, and Director Nominee
Lawrence J. Waldman	74	Chairman of the Board of Directors, Lead Independent Director and Chairman-Audit Committee
Conrad J. Gunther	75	Director and Chairman-Compensation Committee
Raymond A. Nielsen	71	Director and Chairman- Nominating, Governance and Compliance Committee
Robert M. Brill	74	Director and Chairman- Strategic Planning Committee
Thomas McNeill	58	Chief Financial Officer, Executive Vice President and Secretary
Steven Aragon	59	Chief Operating Officer
Jeffrey A. Brogan	51	Vice President Sales and Marketing
Kevin R. Collins	55	Vice President General Manager-SDC Division
Maxim S. Shatalov	50	Vice President of Engineering and Technology
Karlheinz Strobl	61	Vice President Business Development

Business Experience:

The principal occupation and business experience of each of the directors and executive officers are as follows:

Emmanuel Lakios

Biography

Emmanuel Lakios was appointed to serve as President and Chief Executive Officer of the Company on January 22, 2021. Mr. Lakios joined the Company as Vice President Sales and Marketing in February 2017. Mr. Lakios has over thirty (30) years of experience serving the aerospace, semiconductor, data storage and optical device industries and is the holder of several patents in the field of process equipment and device structure. From January 2015 through January 2017, Mr. Lakios was the President and Chief Executive Officer at Sensor Electronic Technology, Inc., overseeing that company’s transition from R&D to a leading global commercial UV LED supplier. From 2003 to 2011 he was the Executive Vice President of Field Operations and President and Chief Operating Officer at Imago Scientific, bringing it from pre-revenue to a commercial leadership position in the 3D atomic scale tomography field. Mr. Lakios was previously employed at Veeco Instruments Inc. from 1984 until 2003, where he held several positions, including President of the Process Equipment Group and Executive Vice President of Field Operations. He has been involved in several acquisitions and numerous product line launches. He received his BE in Mechanical Engineering with focus in Material Science from SUNY Stony Brook in 1984.

Director Qualifications

Mr. Lakios’s prior experience as Vice President Sales and Marketing of the Company, together with his extensive experience serving the aerospace, semiconductor, data storage and optical device industries, provides a valuable resource to the Board of Directors and Executive Management.

Lawrence J. Waldman

Biography

Lawrence J. Waldman was appointed a member of the Board of Directors on October 5, 2016 and currently serves as Chairman of the Board and Chairman of the Audit Committee as well as the Lead Independent Director. Mr. Waldman has over forty years of experience in public accounting. He joined First Long Island Investors LLC, an investment and wealth management firm, as a Senior Advisor in May 2016. Prior to that Mr. Waldman served as an advisor to the accounting firm of EisnerAmper LLP, where he was previously the Partner-in-Charge of Commercial Audit Practice Development for Long Island since September 2011. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. Mr. Waldman serves as a director of Apyx Medical Corporation, formerly Bovie Medical Corporation, since 2011 and he is currently the Chair of the Audit Committee and Lead Independent Director of the Board. Mr. Waldman has served as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust, and has served as a member of its audit committee from 2014 until October of 2018. Mr. Waldman was elected to the Board of Directors of Comtech Telecommunications Corp. in August of 2015, and since December 2015, serves as Chair of its Audit Committee. Mr. Waldman is also the Chair of the Supervisory Committee of Bethpage Federal Credit Union. Mr. Waldman previously served as a member of the State University of New York's Board of Trustees and as chair of its audit committee. He also previously served as the Chairman of the Board of Trustees of the Long Island Power Authority and as Chair and a member of the finance and audit committee of its Board of Trustees. Mr. Waldman is a Certified Public Accountant. Mr. Waldman qualifies to serve as a director, Audit Committee Chairman and Lead Independent Director because of his more than 40 years’ experience in public accounting and his service on various boards.

Director Qualifications

Mr. Waldman has significant experience leading public accounting firms, and his extensive experience serving on business, industry and civic boards allows him to bring a diverse perspective and experience, as well as a financial and accounting background to the Board.

Conrad J. Gunther

Biography

Conrad J. Gunther has served as a member of our Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and in raising capital through both public and private means. He has been an executive officer and director of several banks, both public and private, and has served on the boards of two other public companies. Since December 2016, Mr. Gunther has served as an Executive Officer and Chief Lending Officer for Dime Community Bank, a Long Island, New York based commercial bank, where he is responsible for all lending. From July 2015 to December 2016, Mr. Gunther served as an Executive Vice President and Senior Loan Officer for First Federal Savings Bank, a Long Island, New York based Thrift. Mr. Gunther qualifies to serve on our board of directors as a result of his experience and expertise in the financial community.

Director Qualifications

Mr. Gunther’s prior service on the boards of two other public companies together with his extensive experience in the banking industry, gives him a broad base of business and financial experience which he applies to his service as a director.

Raymond Nielsen

Biography

Raymond Nielsen was appointed a member of the Board of Directors on October 5, 2016. Mr. Nielsen was the Director of Finance for The Beechwood Organization until January 2019 and has been responsible for Project and Corporate Finance including Strategic Planning Initiatives since 2014. He has been a member of the Board of Directors of Dime Community Bank since its merger on February 1, 2021 with Bridge Bancorp Inc. In addition, he is Chairman of the Credit Risk Committee and a member of the Audit and Compliance Committees. Prior to the merger, he was a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its parent holding company since 2013, and served on the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee as well as on the ALCO and Loan Committees and the Compliance BSA & CRA Committee. Mr. Nielsen is the former CEO of Reliance Federal Savings Bank and Herald National Bank, and a 45-year veteran of the banking industry. Mr. Nielsen also served as a Director of North Fork Bancorporation and its subsidiary North Fork Bank for 6 years where he chaired both the Compensation Committee and Audit Committee as well as having served as Lead Independent Director. Mr. Nielsen’s extensive public company, banking and real estate development experience will provide a valuable resource to the Board of Directors and Executive Management.

Director Qualifications

Mr. Nielsen’s extensive public company, banking and real estate development experience provide a valuable resource to the Board of Directors and Executive Management.

Robert M. Brill

Biography

Dr. Brill was appointed a Director of the Company on March 5, 2021. Dr. Brill was co-founder and managing partner of Newlight Management from 1997-2019, which managed venture capital funds that focused on early stage technology companies. Prior to co-founding Newlight, Dr. Brill was a general partner of Poly Ventures, a Long Island based venture capital fund. Dr. Brill is a member of the Board of Directors of the L.I. Angel Network, the L.I. High Tech Incubator and several private companies. Dr. Brill has also previously served on the Board of Directors of multiple public and private companies. Dr. Brill served as General Manager of Harris Corporation’s CMOS Semiconductor Division. He also held various technical and management positions at IBM’s semiconductor operation. Dr. Brill holds a Ph.D in nuclear physics from Brown University and a B.A. and a B.S. in Engineering Physics from Lehigh University. Dr. Brill had previously served on the Company’s Board from April 2018 until October 2019.

Director Qualifications

Dr. Brill’s prior service on the Board of Directors and prior service on the boards of other companies, together with his extensive experience as an investor and in the semiconductor industry gives him a broad base of business and financial experience and provides a valuable resource to the Board of Directors and Executive Management.

Thomas McNeill

Thomas McNeill was appointed as the Company’s Chief Financial Officer and Secretary effective as of March 4, 2019, and on June 1, 2021 was promoted to Executive Vice President. Mr. McNeill has been a Chief Financial Officer ("CFO") since 1996 and has nineteen years' of SEC reporting experience with two public companies, as well as a full range of financial and operational experience. From April 2015 to March 2019 he was CFO at Century Direct, LLC, a printing and mailing company serving the direct mail marketing industry. From November 2014 to April 2015, he was a consultant at Mailmen Inc. until its assets were purchased by Century Direct, LLC. Mr. McNeill was CFO/COO at Nina McLemore from July 2013 to June 2014, a woman's retail apparel Company. He was CFO at DineWise, Inc., a public company, from April 2006 to April 2013, a direct to consumer prepared frozen foods company, and from October 1996 to April 2006, was CFO at Global Payment Technologies, Inc, a public hi-tech manufacturing and engineering company. Mr. McNeill is a Certified Public Accountant who began his career at KPMG, achieving the position of audit manager. Mr. McNeill holds a BBA in accounting from Hofstra University.

Steven Aragon

Dr. Steven Aragon was appointed Chief Operating Officer by the Board of Directors on October 20, 2014. Dr. Aragon has over 25 years of thin-film process, materials, and system expertise applied to photovoltaic, optical, electronic, and magnetic device fabrication. He received his Ph.D. in Physical Chemistry from the University of California, Santa Cruz, in 1990 and his MBA from Santa Clara University in 1996. He is the holder of five process equipment design patents. Dr. Aragon was a co-founder of Optimus Energy Systems International Inc. and served as its Chief Technical Officer and Senior Vice-President – Engineering from November 2011 to October 2014. From June 2008 to October 2011, he has also served as Vice-President – Engineering at Stion Corp of San Jose, California, a maker of nanostructure-based CIGS (copper indium gallium sulphur-diselenide) thin-film photovoltaic panels and as the Vice President – Engineering at Day Star Technologies Inc. from June 2001 to June 2008.

Jeffrey Brogan

Dr. Jeffrey Brogan was appointed as Vice President Sales and Marketing for CVD Equipment on March 23, 2021. Previously he was Director of Sales and Marketing for CVD Materials Corporation since November 2017 with General Management responsibilities of CVD MesoScribe Technologies Corporation. Dr. Brogan served as the President and CEO of MesoScribe Technologies, Inc., spearheading its sale to CVD in 2017. He has over 20 years of experience in strategic sales & marketing, technology management, and advanced research & development. Dr. Brogan has led the development of innovative sensor products, transitioning high performance products to manufacturing using the Company’s Direct Write MesoPlasma™ printing technology. He received his PhD in Materials Science and Engineering from Stony Brook University in 1996.

Kevin R. Collins

Prior to his appointment as Vice President General Manager-SDC Division in 2013, Mr. Collins served as the General Manager of the SDC Division since 1999. From 1990 to 1999 he was employed by Stainless Design Corp. as Manager of Field Operations and Product Development Advisor. Mr. Collins attended Columbia University School of Engineering and Applied Science.

Maxim S. Shatalov

Dr. Shatalov joined CVD as Vice President of Engineering and Technology in April 2018.  Prior to CVD Mr. Shatalov was employed by Sensor Electronic Technology Inc. (SETi) a LED company where he held multiple technical and management positions from 2006 thru 2018. In 2017 Dr. Shatalov became Vice President of Technology responsible for UV LED technology and LED application development at SETi.  Dr. Shatalov has over twenty years of experience in semiconductor research and devices and holds more than 12 U.S. patents.

Karlheinz Strobl

Dr. Karlheinz Strobl has been the Vice President of Business Development since October 2007. From 1997 to 2007, he was the founder and President of eele Laboratories, LLC, a technology and manufacturing solutions development company for a novel Light Engine for the video and data projection display market. Dr. Strobl holds over 14 patents and earned an MBA from Boston University, a PhD from the University of Innsbruck and an MS from both the University of Innsbruck and the University of Padova. He has also worked at the Max Planck Institute and at Los Alamos National Laboratory.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Compensation Committee, and Nominating, Governance and Compliance Committee.

Audit Committee. The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants and prepares the Audit Committee Report included in the Company’s Annual Report on Form 10-K in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee Charter gives the Audit Committee broad discretion in conducting investigations relating to, among other things, financial integrity, risk management and internal controls and has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Our Audit Committee presently consists of four independent members of the Board of Directors, Lawrence J. Waldman (Chairperson), Conrad J. Gunther, Raymond A. Nielsen and Robert M. Brill. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Capital Market. Our Board of Directors has determined that Messrs. Waldman, Gunther, Nielsen and Brill are “independent” under Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the NASDAQ Capital Market. Both Mr. Gunther and Mr. Waldman qualify as “financial experts” (as defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee. The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During the fiscal year ended December 31, 2020, the Audit Committee held six (6) meetings. All of the then committee members attended at least 75% of such meetings. A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available on the Company’s website at www.cvdequipment.com.

Compensation Committee. The Compensation Committee currently consists of Conrad J. Gunther (Chairperson), Lawrence J. Waldman, Raymond A. Nielsen and Robert M. Brill. The Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. With respect to executive officer compensation, the Compensation Committee receives recommendations and information from senior management. Mr. Lakios, the Company’s President and Chief Executive Officer, and the Compensation Committee annually review the performance of the Company’s executive officers and Mr. Lakios participates in Committee deliberations regarding the compensation of executive officers and senior management. Mr. Lakios does not participate in the review or deliberations regarding his own compensation. Management provides the Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management. The Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms. All of the members of the Compensation Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2020, the Compensation Committee did not have any meetings. All of the committee members attended at least 75% of such previous meetings. The Compensation Committee did not utilize the services of a compensation consultant during the 2020 fiscal year, but did engage one in the first quarter of 2021.

A copy of the Compensation Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided without charge to any person upon written request to the Company’s address to the attention of the Secretary.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee presently consists of Raymond A. Nielsen (Chairperson), Conrad J. Gunther, Lawrence J. Waldman and Robert M. Brill. This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2020, the Nominating, Governance and Compliance Committee held one (1) meeting, of which all of the committee members attended.

The Nominating, Governance and Compliance Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders.  The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NASDAQ Stock Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Nominating, Governance and Compliance Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Meetings of Independent Directors. Members of the Board of Directors who are “independent” as defined in Rule 5605(a)(2) of the NASDAQ rules hold meetings periodically without persons who are members of management present. There were twenty-four (24) meetings held during the fiscal year ended December 31, 2020.

Shareholder Communications

The Board of Directors provides a process by which shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, NY 11722. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 24, 2021 information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more than five percent of the Company’s common stock as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of May 24, 2021.

Name and Address of Beneficial Owner (1)	Amounts and Nature of Beneficial Ownership (2)		Percent of Class
Leonard A. Rosenbaum	834,805	(3)	12.5%
Leviticus Partners, L.P.	617,599		9.2
Karlheinz Strobl	123,521		1.9
Steven Aragon	108,755	(4)	1.6
Kevin R. Collins	91,660		1.4
Conrad J. Gunther	87,928	(5)	1.3
Emmanuel Lakios	86,368	(6)	1.3
Lawrence J. Waldman	50,200	(7)	*
Raymond A. Nielsen	42,750	(8)	*
Jeffrey A. Brogan	24,519	(9)	*
Maxim S. Shatalov	20,000	(10)	*
Thomas McNeill	5,000	(11)	*
Robert M. Brill	2,960	(12)	*

Directors and executive officers andexecutive employees as a group (twelve persons)	1,478,466		22.1%

_________________________________

*Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1)

The address of Messrs. Rosenbaum, Strobl, Aragon, Lakios, Gunther, Waldman, Nielsen, Brogan, Shatalov, McNeill and Brill is c/o CVD Equipment Corporation. 355 South Technology Drive, Central Islip, NY 11722. The address of Mr. Collins is c/o Stainless Design Concepts, 1117 Old Kings Highway, Saugerties, NY 12477. The address of Leviticus Partners L.P. is 200 Park Avenue, Suite 1700, New York, NY 10166.

(2)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

(3)	Does not include 3,163 shares of unvested restricted common stock.

(4)	Includes 100,000 vested options to purchase shares of common stock.

(5)	Includes vested options to purchase 15,000 shares of our common stock. Does not include 3,550 shares of unvested restricted common stock.

(6)	Does not include unvested options to purchase 20,000 shares of our common stock. Includes 80,000 vested options to purchase shares of common stock.

(7)	Included vested options to purchase 15,000 shares of our common stock. Does not include 4,800 shares of unvested restricted common stock.

(8)	Includes vested options to purchase 15,000 shares of our common stock. Does not include 3,550 shares of unvested restricted common stock.

(9)	Includes vested options to purchase 20,000 shares of our common stock.

(10)	Includes vested options to purchase 20,000 shares of our common stock.

(11)	Does not include 5,000 shares of unvested restricted common stock.

(12)	Does not include 4,440 shares of unvested restricted common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer and chief financial officer, and our “named executive officers,” for the years ended December 31, 2020 and 2019.

				Option	Stock	All Other
Name and Principal Position	Year	Salary($)	Bonus ($)	Awards	Awards($)	Compensation		Total ($)
				(1)	(1)

Leonard A. Rosenbaum	2020	310,000	1,000	--	--	5,962	(2)	316,962
Former President and Chief Executive Officer (4)	2019	310,000	--	--	--	11,923	(2)	321,923

Thomas McNeill (3)	2020	228,000	1,000	--	--	--		229,000
Secretary, Chief Financial Officer, and Executive Vice President	2019	184,154	--	--	41,500	--		225,654

Martin J. Teitelbaum	2020	280,000	1,000	--	--	-		281,000
Former General Counsel and Assistant Secretary (5)	2019	269,231	--	--	--	-		269,231

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(1)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown reflect the total remaining compensation on restricted stock and options awards granted that have not previously been shown, as determined pursuant to ASC 718. The assumptions used to calculate the value of stock and option awards are set forth under Note 10 of the Notes to Consolidated Financial Statements in the Company’s Form 10-K for the year ended December 31, 2020. These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports.

(2)	Represents payment for accrued and unused vacation time.

(3)	Effective March 4, 2019, Thomas McNeill was appointed CFO and Secretary, and effective June 1, 2021, Mr. McNeill was appointed Executive Vice President.

(4)	Effective January 22, 2021, Leonard A. Rosenbaum’s employment with the Company was terminated and Emmanuel Lakios was then appointed as President and Chief Executive Officer.

(5)	Effective January 22, 2021, Martin J. Teitelbaum’s employment with the Company was terminated.

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2020.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Awards: Number of Unearned Shares or units that have not Vested		Equity Incentive Plan Awards: Market or payout value of Unearned Shares or units that have not Vested

Leonard A. Rosenbaum(3)	-	-	-	-	-	-	-		-

Thomas McNeill (2)	-	-	-	-	-	-	7,500	(1)	$26,675

Martin J. Teitelbaum (4)	1,400	-	7.90	1/15/2021	-	-	-		-

(1)	Restricted stock units vest as to 2,500 shares respectively on March 4, 2021 and 5,000 shares on March 4, 2022.

(2)	Effective March 4, 2019, Thomas McNeill was appointed CFO and Secretary, and effective June 1, 2021, Mr. McNeill was appointed Executive Vice President.

(3)	Effective January 22, 2021, Mr. Rosenbaum’s employment with the Company was terminated and Emmanuel Lakios was then appointed as President and CEO.

(4)	Effective January 22, 2021, Mr. Teitelbaum’s employment with the Company was terminated.

Director Compensation

The following table details fiscal 2020 compensation paid to our non-employee directors.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Restricted Stock (1)	Total

Conrad J. Gunther	$22,000	-	$30,173	$52,173
Lawrence J. Waldman	60,000	-	40,901	100,901
Raymond A. Nielsen	22,000	-	30,173	52,173

(1)

Amounts shown do not necessarily reflect compensation actually received by the named director. Instead, the amounts shown are the compensation costs recognized by CVD in fiscal 2020 for awards as determined pursuant to ASC 718. The assumptions used to calculate the value of option awards are set forth under Note 10 of the Notes to Consolidated Financial Statements.

On May 9, 2016, the Board of Directors adopted a Director Compensation Plan for all non-employee directors, which retroactively from January 1, 2016, provided for annual compensation of approximately fifty thousand dollars ($50,000) to each non-employee director in a combination of 40% cash and 60% stock grant.

On December 14, 2018, the Board of Directors approved a new Director Compensation Plan for all non-employee directors which is effective January 1, 2019 and provides for additional compensation to Committee Chairs as well as for the Independent Lead Director and ranging from amounts from $5,000 to $30,000 in a combination of cash and stock grants.

Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	417,000	$11.26	513,188

Equity compensation plans not approved by security holders	---	N/A	---

Total	417,000	$11.26	513,188

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(1)	Reflects aggregate options and restricted stock awards outstanding under our 2001 Stock Option Plan, 2007 Share Incentive Plan, and 2016 Equity Incentive Plan, (all as defined below).

(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

Our Stock Option Plans

The Company maintains one stock option plan, one share incentive plan and one equity incentive plan.

2001 Stock Option Plan. The 2001 Stock Option Plan (the “2001 Plan”) covers key employees, officers, directors and other persons that may be considered as service providers to the Company. Options were awarded under the 2001 Plan by the Board of Directors or by a committee appointed by the Board of Directors. Under the 2001 Plan, an aggregate of 300,000 shares of our common stock were reserved for issuance or transfer upon the exercise of options which are granted. Unless otherwise provided in the option agreement, options granted under the 2001 Plan were exercisable in 25% installments commencing one year from the anniversary date of the grant. The purchase price of the common stock under each option granted under the 2001 Plan was established by the Board of Directors provided, that the exercise price per share could not be less than the closing price of the Company’s common stock on the date the option was granted. The stock options generally expired five to ten years after the date of grant. As of December 31, 2020, there were options to purchase 7,000 shares outstanding under the 2001 Plan. The 2001 Plan terminated on July 22, 2011. No further grants may be made under the 2001 Plan.

2007 Share Incentive Plan. The 2007 Share Incentive Plan (the “2007 Plan”) covers key employees, officers, outside directors or third- party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted As of December 31, 2020, there were 345,000 options outstanding under this plan. The 2007 Plan terminated in December 2017. No further grants may be made under the 2007 Plan.

2016 Equity Incentive Plan. The 2016 Equity Incentive Plan (the “2016 Plan”) covers key employees, officers, outside directors or third-party consultants to the Company or any of its affiliates. The 2016 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2016 Plan in lieu of the Committee’s exercise thereof. Under the 2016 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2016 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2020, 513,188 remain available for grant and there were 65,000 options outstanding under this plan.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL OR OTHER ARRANGEMENTS

Emmanuel Lakios Employment Agreement

On June 1, 2021, the Company entered into an Employment Agreement with Emmanuel Lakios, the Company’s President and Chief Executive Officer (the “Lakios Agreement”). The term of Mr. Lakios’s employment under the Lakios Agreement commenced as of the effective date thereof and shall continue until terminated in accordance with the terms of the Lakios Agreement. Under the Lakios Agreement, Mr. Lakios will receive an initial annual base salary of $288,000, which shall be reviewed from time to time and may be increased, but not decreased, by the Compensation Committee of the Board of Directors (the “Committee”) in its sole and exclusive discretion. Mr. Lakios shall be entitled to participate in any bonus or incentive plan available to the Company’s senior executives generally, on such terms as the Committee may determine in its discretion.

In the event of the termination of the Lakios Agreement and Mr. Lakios’s employment thereunder, Mr. Lakios or his estate (in the event of his death) shall be entitled to (A) receive any unpaid base salary earned and accrued under the Lakios Agreement prior to the date of termination (and reimbursement for expenses incurred prior to the date of termination), (B) indemnification in accordance with any applicable indemnification plan, program, corporate governance document or other arrangement, and any vested rights pursuant to any insurance plan, benefit plan or retirement plan, and, except in the event of Mr. Lakios’s termination by the Company for Cause (as defined in the Lakios Agreement, (C) treatment of his stock option grants in accordance with the terms of the applicable plan and award agreement.

In the event Mr. Lakios’s employment is terminated as a result of death or disability, Mr. Lakios shall also be entitled to receive a pro rata bonus payment under the Company’s bonus Plan for the year of termination, if applicable.

In the event Mr. Lakios’s employment is terminated by the Company for Cause, Mr. Lakios’s stock option grants, whether vested or unvested, shall immediately terminate and be null and void.

In the event Mr. Lakios’s employment is terminated by the Company without Cause, or by Mr. Lakios for Good Reason (as defined in the Lakios Agreement), Mr. Lakios shall also be entitled to (A) a pro rata bonus for the year of termination, and (B) continued payment of his base salary and the Company’s portion of Mr. Lakios’s then existing medical benefits for the nine (9) month period following the date of termination.

The Lakios Agreement contains customary non-competition, non-solicitation, and confidentiality provisions in favor of the Company.

Thomas McNeill Employment Agreement

On June 1, 2021, the Company entered into an Employment Agreement with Thomas McNeill, the Company’s Executive Vice President, Chief Financial Officer and Secretary (the “McNeill Agreement”). The term of Mr. McNeill’s employment under the McNeill Agreement commenced as of the effective date thereof and shall continue until terminated in accordance with the terms of the McNeill Agreement. Under the McNeill Agreement, Mr. McNeill will receive an initial annual base salary of $238,000, which shall be reviewed from time to time and may be increased, but not decreased, by the Committee in its sole and exclusive discretion. Mr. McNeill shall be entitled to participate in any bonus or incentive plan available to the Company’s senior executives generally, on such terms as the Committee may determine in its discretion.

In the event of the termination of the McNeill Agreement and Mr. McNeill’s employment thereunder, Mr. McNeill or his estate (in the event of his death) shall be entitled to (A) receive any unpaid base salary earned and accrued under the McNeill Agreement prior to the date of termination (and reimbursement for expenses incurred prior to the date of termination), (B) indemnification in accordance with any applicable indemnification plan, program, corporate governance document or other arrangement, and any vested rights pursuant to any insurance plan, benefit plan or retirement plan, and, except in the event of Mr. McNeill’s termination by the Company for Cause (as defined in the McNeill Agreement, (C) treatment of his stock option grants in accordance with the terms of the applicable plan and award agreement.

In the event Mr. McNeill’s employment is terminated as a result of death or disability, Mr. McNeill shall also be entitled to receive a pro rata bonus payment under the Company’s bonus Plan for the year of termination, if applicable.

In the event Mr. McNeill’s employment is terminated by the Company for Cause, Mr. McNeill’s stock option grants, whether vested or unvested, shall immediately terminate and be null and void.

In the event Mr. McNeill’s employment is terminated by the Company without Cause, or by Mr. McNeill for Good Reason (as defined in the McNeill Agreement), Mr. McNeill shall also be entitled to (A) a pro rata bonus for the year of termination, and (B) continued payment of his base salary and the Company’s portion of Mr. McNeill’s then existing medical benefits for the nine (9) month period following the date of termination.

The McNeill Agreement contains customary non-competition, non-solicitation, and confidentiality provisions in favor of the Company.

Other then as set forth above, there are no arrangements for compensation of directors or Named Executive Officers and there are no employment contracts between the Company and its directors or any change in control arrangements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed MARCUM as the Company’s independent public accountants for the fiscal year ending December 31, 2021. The submission of the appointment of MARCUM is not required by law or by the Company’s Bylaws and is non-binding. However, the Board of Directors is nevertheless submitting this proposal to the shareholders as a matter of good corporate practice. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. Even if MARCUM is ratified by the shareholders, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its shareholders. If MARCUM shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. Previously, MARCUM has served as the Company’s independent public accountants since September 20, 2019. The Board of Directors expects that a representative of MARCUM will be present virtually at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF MARCUM AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2021.

Audit and Non-Audit Fees

Effective September 20, 2019, the Company authorized the engagement of MARCUM to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. MARCUM also performed the review of the Company’s interim quarterly period ending September 30, 2019. Previously MSPC, Certified Public Accountants and Advisors (“MSPC”) were the Company’s independent registered public accounting firm. The following presents fees for professional audit services rendered by Marcum, for the year ended December 31, 2020 and 2019, and MSPC, for the first two quarters of 2019. The following table sets forth the fees billed to us by our principal accounting firm (“PAF”) during the years ended December 31, 2020 and 2019 for: (i) the annual audit of the Company, unaudited quarterly reviews of financial statements including the Company’s reports on Form 10-Q and services by our PAF normally provided by them in connection with statutory and regulatory filings, for fiscal years 2020 and 2019, (ii) services by our PAF that are not reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) all other fees for services rendered.

	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees (1)	$147,500	$145,500
Audit-Related Fees (2)	15,000	15,000
Total Fees	$162,500	$160,500

___________________________________

(1)	Consisted of the review of the first and second quarters of 2019 by MSPC and the review of the third quarter and audit of the year-end by Marcum.
(2)	Consisted of the audit of the Company’s Defined Contribution Plan 401(k) by MARCUM.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by our PAF and has pre-approved similar services to be rendered during fiscal year 2021. The Audit Committee believes the rendering of these services is not incompatible with our PAF maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is composed of "independent" directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor is such information to be incorporated by reference into any future filings under the Securities Act of 1033, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CVD, the audits of CVD’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as CVD’s independent auditor, and the reporting process, including the system of internal controls. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. Marcum, CVD’s independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The following is the Audit Committee's report submitted to the Board of Directors for 2020.

Audit Committee Report

The Audit Committee recognizes the importance of maintaining the independence of CVD's Independent Auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of CVD's Independent Auditor and determines whether to re-engage the current Independent Auditor. Based on this evaluation, the Audit Committee has retained MARCUM as the Company's Independent Auditor for 2021. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee will continue to recommend that the Board ask the shareholders, at the Annual Meeting, to ratify the appointment of the Independent Auditors.

In 2020, in fulfilling its responsibilities, the Audit committee, among other things:

●	Reviewed and discussed the audited financial statements contained in the 2020 Annual Report on SEC Form 10-K with CVD’s management and with MARCUM;
●

Discussed with MARCUM the matters required to be discussed by Auditing Standards 1301, Communications with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and

●

Received written disclosures and the letter from MARCUM required by Public Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and discussed with MARCUM its independence from CVD and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the board of Directors (and the Board of Directors has approved) that the audited financial statements be included in CVD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

The Audit Committee

Lawrence J. Waldman

Conrad J. Gunther

Raymond A. Nielsen

Robert M. Brill

May 21, 2021

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Under Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual Meeting of Shareholders. Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2022 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 355 South Technology Drive, Central Islip, New York 11722, no later than February 7, 2022 for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In addition, our By-Laws contain an advance notice provision with respect to matters to be brought before an Annual Meeting of Shareholders and not included in our proxy statement. If you would like to bring any other business before the shareholders at the fiscal 2022 Annual Meeting, you must comply with the procedures contained in the By-Laws and you must notify us in writing, and such notice must be delivered to or received by our Secretary no sooner than January 8, 2022 and no later than February 7, 2022. However, if the fiscal 2022 Annual Meeting is called for a date that is not within 30 days before or after July 15, 2022, notice must be received by our Secretary no later than the close of business on the 10th day following the day on which notice of the fiscal 2022 Annual Meeting was mailed to shareholders or public disclosure of the date of the fiscal 2022 Annual Meeting was made, whichever first occurs.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2020, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2020, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 355 SOUTH TECHNOLOGY DRIVE, CENTRAL ISLIP, NEW YORK 11722. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT VIRTUALLY AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

CVD EQUIPMENT CORPORATION

Annual Meeting of Shareholders

July 15, 2021

The undersigned Shareholder of CVD Equipment Corporation (the “Company”) hereby revokes all previous proxies and constitutes and appoints Emmanuel Lakios and Thomas McNeill, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via live webcast at 10:00 A.M., Eastern Standard Time, on July 15, 2021 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the “Proxy Statement”), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD JULY 15, 2021:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2020 IS AVAILABLE AT www.cvdequipment.com (CLICK ON THE PROXY STATEMENT LINK) or www.cvdproxy.com

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1-2.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please Be Sure to Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

[X] Please mark your votes as in this example using dark ink only.

1.	The election of the following nominees to the Company’s Board of Directors to serve until the 2022 Annual Meeting of Shareholders:

(1) Emmanuel Lakios	FOR all Nominees	WITHHOLD AUTHORITY
(2) Lawrence J. Waldman	listed to the left	to vote for all nominees listed
(3) Conrad J. Gunther		to the left
(4) Raymond A. Nielsen	[ ]	[ ]
(5) Robert M. Brill

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through that nominee’s name in the list above.

2.	The ratification of Marcum, LLP certified public accountants as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Signature(s) ____________________	Signature _____________________

Dated: _________________

NOTE:

Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.